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                                                                Exhibit 10.11(b)

     List of Contents of Exhibits to the 364-Day Revolving Credit Agreement



                  Exhibits                         Description
                  --------                         -----------

                    5.1                    Compliance certificate
                   1.1(A)                  Form of revolving note
                   3.1(A)                  Form of opinion of counsel
                    4.7                    Environmental, health & safety laws
                    4.8                    ERISA
                    4.18                   Subsidiaries
                    6.9                    Indebtedness
                    6.10                   Liens
                    9.6                    Form of assignment agreement